Exhibit 10.2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of August 13, 2010, by and between American Antiquities Incorporated, an Illinois corporation (the “Company”), and ________________________________ (the “Subscriber”).

RECITALS:

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6), Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the Company has engaged in a private offering (the “Offering”) in which the Subscriber agrees to purchase and the Company agrees to offer and sell (i) its 8% Debenture (the “Debentures”) convertible into shares of its common stock (the “Conversion Shares”) for aggregate gross proceeds of up to $___________________ (the “Purchase Price”) and (ii) share purchase warrants (the “Warrants”) in the form attached hereto as Exhibit A, to purchase shares of the Company’s Common Stock (the “Warrant Shares”).

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Debentures and the Subscriber desires to purchase that principal amount of Debentures set forth on the signature page hereto on the terms and conditions set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

1.           Purchase and Sale of Debentures and Warrants.

(a)  Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date (as defined below), each Subscriber shall purchase and the Company shall sell to each Subscriber the Debentures for the portion of the Purchase Price designated on the signature pages hereto.

(b)  On the Closing Date, the Company will issue and deliver Warrants to each Subscriber.  One Warrant will be issued for each Conversion Share that would be issued to the Subscriber if the Subscriber had converted its Debenture on the Closing Date.  The exercise price to acquire a Warrant Share upon exercise of a Warrant shall be $1.00.  The Warrants shall be exercisable until five years after the issue date of the Warrants.

2.           Closing.  The issuance and sale of the Debentures and Warrants shall occur on the closing date (the “Closing Date”), which shall be the date that Subscriber funds representing the net amount due to the Company from the Purchase Price of the Offering is transmitted by wire transfer or otherwise to or for the benefit of the Company.  The consummation of the transactions contemplated herein (the “Closing”) shall take place at the offices of The Crone Law Group on such date and time as the Subscriber and the Company may agree upon; provided, that all of the conditions set forth in Section 11 hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith.

3.           Subscriber Representations, Warranties and Covenants.  The Subscriber hereby represents and warrants to and agrees with the Company that:

(a)           Organization and Standing of the Subscriber.   If such Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)           Authorization and Power.   Such Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents (as defined in Section 4(c)) and to purchase the Debentures being sold to it hereunder.  The execution, delivery and performance of this Agreement and the other Transaction Documents by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required.  This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms thereof.

(c)           No Conflicts.   The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber).  Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents or to purchase the Debentures in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)           Acquisition for Investment. The Subscriber is acquiring the Debentures solely for its own account for the purpose of investment and not with a view to or for resale in connection with a distribution.  The Subscriber does not have a present intention to sell the Debentures, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Debentures to or through any person or entity.  The Subscriber acknowledges that it is able to bear the financial risks associated with an investment in the Debentures and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.  The Subscriber further acknowledges that the Subscriber understands the risks of investing in development stage companies and that the purchase of the Debentures involves substantial risks.

(e)           Information on Company.    Such Subscriber has been furnished with or has had access to the EDGAR Website of the Commission and to the Company’s filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the “Reports”).  In addition, such Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Debentures.  Such Subscriber has relied on the Reports and Other Written Information in making its investment decision.

(f)           Opportunities for Additional Information.  The Subscriber acknowledges that the Subscriber has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company.

(g)           Information on Subscriber.   Subscriber is, and will be on the Closing Date, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased shares or debt of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Such Subscriber has the authority and is duly and legally qualified to purchase and own the Debentures.  Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding such Subscriber is accurate.

(h)           Compliance with 1933 Act.   Such Subscriber understands and agrees that the Debentures have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Debentures must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  The Subscriber acknowledges that the Subscriber is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. The Subscriber understands that to the extent that Rule 144 is not available, the Subscriber will be unable to sell any Debentures without either registration under the 1933 Act or the existence of another exemption from such registration requirement.

(i)           Debentures Legend.  The Debentures shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR  PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT, OR OTHERWISE.  NOTWITHSTANDING.”

 (j)   Communication of Offer.  The offer to sell the Debentures was directly communicated to such Subscriber by the Company.  At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(k)           Restricted Securities.   Such Subscriber understands that the Debentures have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Debentures unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.  Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Debentures to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate includes each Subsidiary of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(l)           No Governmental Review.   Such Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Debentures or the suitability of the investment in the Debentures nor have such authorities passed upon or endorsed the merits of the offering of the Debentures.

(m)           Correctness of Representations.  Such Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.  The Subscriber understands that the Debentures are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Debentures.

(n)           No Brokers.  Such Subscriber has taken any action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4.           Company Representations and Warranties.  The Company represents and warrants to and agrees with each Subscriber that:

(a)  Due Incorporation.  The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or financial condition of the Company and its Subsidiaries individually, or in the aggregate and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(b)           Outstanding Stock.  All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)           Authority; Enforceability.  This Agreement, the Debentures, and any other agreements delivered together with this Agreement or in connection herewith (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the Over The Counter Bulletin Board (the “Bulletin Board”) or the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Debentures.  The Transaction Documents and the Company’s performance of its obligations thereunder have been approved by the Company’s Board of Directors.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority in the world, including without limitation, the United States, or elsewhere is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as would not otherwise have a Material Adverse Effect or the consummation of any of the other agreements, covenants or commitments of the Company or any Subsidiary contemplated by the other Transaction Documents. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

(f)           No Violation or Conflict.  Assuming the representations and warranties of the Subscriber in Section 3 are true and correct, neither the issuance nor sale of the Debentures nor the performance of the Company’s obligations under this Agreement and all other Transaction Documents entered into by the Company relating thereto will:

(i)   violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, or (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates; or

(ii)           result in the creation or imposition of any lien, charge or encumbrance upon the Debentures or any of the assets of the Company or any of its Subsidiaries.

(g)          The Debentures.  The Debentures upon issuance:

(i)           are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)          have been, or will be, duly and validly authorized and on the date of issuance of the Conversion Shares, the Conversion Shares will be duly and validly issued, fully paid and nonassessable;

(iii)         will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and

(iv)         will not subject the holders thereof to personal liability by reason of being such holders.

(h)           Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents.

(i)           Information Concerning Company.  The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein.   The Reports, including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.

(k)           No General Solicitation.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Debentures.

(l)           Reporting Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).  Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

(m)         Survival.  The foregoing representations and warranties shall survive for a period of one year after the Closing Date.

(n)          No Brokers.  Neither the Company nor any Subsidiary has taken any action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

5.           Registration Rights.

(a)   Registration Statement Requirements.  The Company shall file with the Commission a Form S-1 registration statement (the “Registration Statement”) (or such other form that it is eligible to use) in order to register all or such portion of the Registrable Shares as permitted by the Commission (provided that the Company shall use diligent efforts to advocate with the Commission for the registration of all of the Registrable Shares) pursuant to Rule 415 for resale and distribution under the 1933 Act as soon as practicable after the Closing Date, and use its reasonable efforts to cause the Registration Statement to be declared effective.  The Company will register not less than 100% of the Conversion Shares in the Registration Statement (the “Registrable Shares”).

   (b)           Registration Procedures. If and whenever the Company is required by the provisions of Section 5(a) to effect the registration of any Registrable Shares under the 1933 Act, the Company will, as expeditiously as possible:

(i)   prepare and file with the Commission a registration statement with respect to such securities and use it commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

(ii)  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for the earlier of (a) a period of one (1) year, and (b) the date on which the Registrable Shares can been sold by the Subscriber pursuant to Rule 144 without volume restrictions;

(iii)  notify the Subscriber within twenty-four hours of the Company’s becoming aware that a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Shares. Each Subscriber hereby covenants that it will not sell any Registrable Shares pursuant to such prospectus during the period commencing at the time at which the Company gives such Subscriber notice of the suspension of the use of such prospectus and ending at the time the Company gives such Subscriber notice that such Subscriber may thereafter effect sales pursuant to the prospectus, or until the Company delivers to such Subscriber or files with the Commission an amended or supplemented prospectus.

(c)           Provision of Documents.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Shares of a particular Subscriber that such Subscriber shall furnish to the Company in writing such information and representation letters, including a completed form of the selling securityholder questionnaire, with respect to itself and the proposed distribution by it as the Company may reasonably request to assure compliance with federal and applicable state securities laws.

(d)           Expenses.  All expenses incurred by the Company in complying with Section 5, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the FINRA, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” The Company will pay all Registration Expenses in connection with any registration statement described in Section 5.

           (e)           Indemnification and Contribution.

(i)  In the event of a registration of any Registrable Shares under the 1933 Act pursuant to Section 5, the Company will, to the extent permitted by law, indemnify and hold harmless the Subscriber, each of the officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders of the Subscriber, each underwriter of such Registrable Shares thereunder and each other person, if any, who controls such Subscriber or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Subscriber, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares was registered under the 1933 Act pursuant to Section 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 5(e)(iii) reimburse the Subscriber, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Subscriber to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Subscriber failed to send or deliver a copy of the final prospectus delivered by the Company to the Subscriber with or prior to the delivery of written confirmation of the sale by the Subscriber to the person asserting the claim from which such damages arise, and the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (ii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Subscriber in writing specifically for use in such registration statement or prospectus.

(ii)  In the event of a registration of any of the Registrable Shares under the 1933 Act pursuant to Section 5, each Subscriber severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Shares were registered under the 1933 Act pursuant to Section 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Subscriber will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Subscriber, as such, furnished in writing to the Company by such Subscriber specifically for use in such registration statement or prospectus.

(iii)  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5(e)(iii) and shall only relieve it from any liability which it may have to such indemnified party under this Section 5(e)(iii), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5(e)(iii) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

6.      Closing Conditions.

(a)   The obligation hereunder of the Subscriber to acquire and pay for the Debentures is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Subscriber’s sole benefit and may be waived by the Subscriber at any time in its sole discretion.

(i)  The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if given on and as of the Closing Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein or in any of the other Transaction Documents required to be performed by the Company on or before the Closing Date; and

(ii) The Transaction Documents have been duly executed and delivered by the Company to the Subscriber.

(b)  The obligation hereunder of the Company to issue and sell the Debentures to the Purchaser is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(i)   The representations and warranties of the Subscriber in this Agreement and each of the other Transaction Documents to which the Subscriber is a party shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date;

(ii)  The Purchase Price for the Debentures has been delivered to the Company; and

(iii) The Transaction Documents to which the Subscriber is a party have been duly executed and delivered by the Subscriber to the Company.

7.           Miscellaneous.

(a)  Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:
Pet Airways, Inc.
777 E. Atlantic Ave, #C2-264
Delray Beach, FL 33483

If to the Subscriber:
To the address and facsimile number listed on the signature page of this Agreement

(b)  Entire Agreement; Amendment. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor the Subscriber makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and the Subscriber, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

 (c)  Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)   Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Documents by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(e)    Consent to Jurisdiction.  The Company and the Subscriber hereby irrevocably waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)  Captions: Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(j)   Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

[Signature Pages Follow]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement with _____________________________ by signing and returning a copy to the Company whereupon it shall become a binding agreement.

PRINCIPAL AMOUNT OF DEBENTURES =   ______________  (the “Purchase Price”)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone - Business	Telephone - Business

Telephone – Residence	Telephone – Residence

Facsimile – Business	Facsimile - Business

Facsimile – Residence	Facsimile – Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:   _________________________________

Dated:                         __, 2010

This Subscription Agreement is agreed to and accepted as of              __, 2010.

AMERICAN ANTIQUITIES INCORPORATED

By:
Name:
Title: